UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 24, 2006
Advanced Energy Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-26966	84-0846841
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1625 Sharp Point Drive, Fort Collins, Colorado	80525
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (970) 221-4670
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Definitive Material Contract
Director Compensation Structure
On July 24, 2006, Advanced Energy Industries’ independent compensation consultant presented to the Board of Directors the consultant’s report on, among other things, non-employee director compensation. Based on the data contained in such report, we determined to revise the equity component of the non-employee director compensation structure to increase the number of restricted stock units to be granted to non-employee directors upon initial election or appointment to the board and upon re-election. We also determined to make a one-time grant of restricted stock units to each of the incumbent non-employee directors who is re-elected at the next Annual Meeting of Stockholders, which we currently anticipate to be held in May 2007. We intend to implement these revisions to the non-employee director compensation structure by amending the 2003 Non-Employee Director Stock Option Plan, subject to shareholder approval at the 2007 Annual Meeting of Stockholders. If the stockholders approve the amendments to the plan, compensation for each non-employee director will be as follows:
•	$20,000 annual retainer paid quarterly in July, October, February and April;

•	An additional $50,000 annual retainer for the Chair of the Board, paid quarterly in July, October, February and April;

•	An additional $30,000 annual retainer for the Lead Director paid quarterly in July, October, February and April;

•	$3,000 per day for each full board meeting, whether such meeting is held in person or telephonically;

•	$4,000 per Audit and Finance Committee meeting for the Chair and $1,750 per meeting for each other committee member, whether such meeting is held in person or telephonically;

•	$2,000 per Compensation Committee meeting or Corporate Governance & Nominations Committee meeting for such Committee’s Chair, and $750 for each other Committee member, whether such meeting is held in person or telephonically;

•	15,000 restricted stock units on initial election or appointment to the Board, which vest in equal installments over four years, contingent upon the recipient continuing to be a director of the company; and

•	6,000 restricted stock units annually on the date of re-election at the annual meeting which vest in equal installments over four years, contingent upon the recipient continuing to be a director of the company.
In addition, each incumbent non-employee director who is re-elected at the 2007 annual meeting of stockholders will be granted 10,000 restricted stock units upon such re-election. Such restricted stock units will vest in equal installments over four years, contingent upon the recipient continuing to be a director of the company.
A copy of the revised non-employee director compensation structure is filed as Exhibit 10.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits
(d) The following document is filed as an exhibit to this Form 8-K:

Number	Exhibit
10.1	Non-Employee Director Compensation Structure
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Advanced Energy Industries, Inc.
Date: July 28, 2006	/s/ Mark D. Hartman
Mark D. Hartman, Principal Financial and
Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Non-Employee Director Compensation Structure